U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2017

SurePure, Inc.

(Exact name of Company as specified in its charter)

Nevada	000-54172	26-3550286
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

405 Lexington Avenue, 25th Floor
New York, NY 10174
(Address of principal executive offices)

Telephone: (917) 368-8480
Facsimile: (917) 368-8005
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Ogligation or an Obligation Under an Off-Balance Sheet Arrangement

On March 29, 2017, we were advised by SBI Investments LLC, 2014-1, a statutory series of Delaware limited liability company (“SBI”), that SBI will begin conversion of our Promisory Note, dated February 1, 2016 and made to SBI in the original principal amount of $330,000 (the “Promissory Note”), with an initial conversion of $25,000. This initial conversion results in the issuance of 691,467 shares of our common stock, par value $0.001 per share (“Common Stock”), to SBI. In addition SBI has required that we increase the number of shares of our Common Stock that are reserved for issuance upon conversaion of the Promissory Note by 25,000,000 shares to 30,000,000 shares based on the decline in our share price. The conversion results from our failure to pay the Promissory Note on January 11, 2017, which was the maturity date stated in Amendment No. 2 (“Amendment No. 2”) to Promissory Note dated November 17, 2016. Although we and SBI had discussed repayment options, we were unable to raise capital to that was required for any of the options discussed.

Under Amendment No.2 to the Promisory Note, (i) the maturity date had been extended to January 11, 2017; (ii) the number of shares of our Common Stock into which SBI could convert the Promissory Note following the occurrence of an event of default under the Note, including the failure to repay the Promissory Note on or before the Extended Maturity Date, would be based on a conversion price that is 52.5% of the market price of our shares; and (iii) the principal amount to be paid to SBI to discharge the Promissory Note in full would be $435,000 if repaid on or after January 8, 2017.

Additionally, as noted in our most recent quarterly report on SEC Form 10-Q, we have significant obligations to tax authorities in the United States, Switzerland and South Africa and we have not as yet paid the renewal fees for the our international patents. Deespite ongoing efforts to raise capital for the business, we have been unable to succeed in this regard and without the infusion of additional capital we may shortly cease operations.

Our annual report on SEC Form 10-K was due to be filed on March 31, 2017. On March 29, 2017 we filed SEC Form NT-10K stating that our annual report will not be filed on that date.

Item 3.02	Unregistered Shares of Equity Securities

Reference is made to the 691,467 shares of our Common Stock issued to SBI upon conversion of $25,000 principal amount of the Promissory Note disclosed above under Item 2.04. The shares were issued without registration in reliance upon the exemptions provided in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of the regulations issued thereunder. Reference is made to our Current Report on SEC Form 8-K filed on Feburary 12, 2016 in which we disclosed the issue and sale of the Promissory Note to SBI.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREPURE, INC.
(Registrant)

Date: April 3, 2017	/s/ Guy R Kebble
Guy Kebble
Chief Executive Officer